UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 28, 2004

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                     0-16132                 22-2711928
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 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


    7 Powder Horn Drive, Warren, New Jersey                       07059
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    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (732) 271-1001


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.   OTHER EVENTS

The information in this Report is furnished solely pursuant to Item 5 of this Form 8-K and relating to a press release, which the Company issued on April 28, 2004.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c) Exhibit 99.1 - Press Release dated April 28, 2004.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CELGENE CORPORATION

Date:  April 28, 2004                     By:   /s/ Robert J. Hugin
                                                --------------------------------
                                                Name:  Robert J. Hugin
                                                Title: Senior Vice President and
                                                       Chief Financial Officer